SUPPLEMENT DATED MAY 9, 2001

TO PROSPECTUS
DATED MAY 1, 2001
for
FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS issued by
EQUITRUST LIFE ANNUITY ACCOUNT II
of
EQUITRUST LIFE INSURANCE COMPANY

EquiTrust Life Insurance Company ("ETLIC") has made available an Incremental Death Benefit Rider to the accompanying flexible premium deferred variable annuity contract prospectus. While ETLIC has filed the Rider with the states in which this product is to be sold, as of the date of this Supplement, ETLIC has not yet received approval from each state. Therefore, in the state of Illinois, the Incremental Death Benefit Rider is not available until approved by the state insurance department.

In compliance with specific state insurance regulations, the Incremental Death Benefit Rider is not available in the state of Washington.